Exhibit 10.4

                            SHARE EXCHANGE AGREEMENT


This  Share  Exchange  Agreement  is  dated  the  2nd  day  of  August,  2001.

BETWEEN:
     MAGNUM INDUSTRIES INC., a Nevada incorporated company whose records office is located at Suite 777- 916 West Broadway, Vancouver, B.C. Canada V5Z1K7 (hereinafter referred to as the "Parent Company"),

AND:
     CHANGZHOU BROADWAY BUSINESS DEVELOPMENT CO. LTD, with its address at 5th floor, Tianan Industrial Village, New District, Changzhou, Jiangsu, China. (Hereinafter referred to as the "Subsidiary Company ")
AND:
     All of the Shareholders of CHANGZHOU BROADWAY BUSINESS DEVELOPMENT CO. LTD. specifically described in Schedule A which is attached hereto. (Hereinafter referred to as the "Shareholders ")

WHEREAS:

The Shareholders are the beneficial and recorded owners of 100% of the issued and outstanding shares of the Subsidiary Company, being 22,750,000 common shares with a par value of $0.005. The Parent company has agreed to purchase from the Shareholders, 22,750,000 common shares with a par value of $0.005 in the capital stock of the Subsidiary Company, in consideration of the allotment of 22,750,000 fully paid and non assessable common shares with a par value of $0.001 in the capital stock of the Parent Company.


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the respective warranties, representations, covenants and agreements contained herein, the parties agree as follows:

1.    DEFINITIONS

(a) Allotted Shares means the shares in the Parent Company's capital stock to be allotted and later issued to the Shareholders.

(b) Words importing the masculine gender include the feminine gender or neuter gender and words in singular include the plural, and vice versa.

(c)  All  monetary  amounts  refer  to  U.S.  currency.

(d) Schedule A - Names of the Shareholders and their respective shareholdings in the Subsidiary Company.

(e) Purchased Shares means the shares in the capital stock of the Subsidiary Company to be acquired by the Parent Company, being 22,750,000 common shares of the Subsidiary Company.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSIDIARY COMPANY AND ITS SHAREHOLDERS

(a) The Subsidiary Company is duly incorporated, validly existing and in good standing under the laws of the People's Republic of China, and has the necessary corporate capacity to carry on business or holds assets to carry on business which it now carries on and to hold the assets which it now holds;

(b) The total issued capital of the Subsidiary Company is 22,750,000 common shares with a par value of $0.005 and they are validly issued and are outstanding as fully paid and non assessable;

(c) no person, other than the Parent Company, has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option:

     (i) to require the Subsidiary Company to issue any shares in its capital or to convert any securities of the Subsidiary Company or any other company into shares in its capital; or

     (ii) to issue or allotment of any of the unissued common shares of the Subsidiary Company;

     (iii) to require the Subsidiary Company to purchase, redeem or otherwise acquire any of its issued and outstanding shares;

(d) Each of the Purchased Shares has been validly issued and is outstanding and fully paid and non assessable; and no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to purchase or otherwise acquire any of the Purchased Shares;

(e)  The Directors and Senior officers of the Subsidiary Company are as follows:

Name                     Position  Held
-------------------------------------------------

Jiaping  Jiang           President and director
Weimin  Li               Director
Jingmin  Ye              Secretary
Daoyan  Zhou             Treasurer

(f) The corporate records of the Subsidiary Company are accurate, complete and up to date in all material respects and all material transactions of the Subsidiary Company have been promptly and properly recorded in its books or filed in its records;

(g) The Subsidiary Company has filed all necessary federal and provincial tax returns;

(h) Except as disclosed in the books as at August 2, 2001, the Subsidiary Company does not have any liabilities, due or accruing, contingent or absolute, and the Subsidiary Company is not directly or indirectly subject to any guarantee, indemnity or other contingent or indirect obligation with respect to the obligation of any person or company;

(i) The Subsidiary Company has good and marketable title or leasehold title to all the assets, and such titles and rights are free and clear of any financial encumbrances except as otherwise disclosed;

(j) No permits or licenses have been granted with respect to the assets except those disclosed in writing by the Parent Company;

(k) The Subsidiary Company holds all permits, licenses, consents and authorities issued by the respective government authorities which are necessary in connection with the operation of its business and of the ownership of its properties and assets;

(l) There are no actions, suits, proceedings or investigations pending or, threatened against it or affecting .it, at law or in equity, before or by any court, administrative agency or other tribunal or any governmental authority.

(m) The Subsidiary Company warrants to the Parent Company that all of its shareholders have approved the exchange of shares, such approvals form part of Schedule B, which is an integral part of this Agreement.

(n) The Subsidiary Company warrants that it has passed the necessary corporate resolutions to effect such share transfers, a copy of which is attached under Schedule C.

3.   THE  PARENT  COMPANY'S  REPRESENTATIONS,  WARRANTIES  AND    COVENANTS

(a) The Parent Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada of the United States, and has the necessary corporate capacity to carry on business or holds assets to carry on business;

(b) As of the date of this agreement, the authorized capital of the Parent Company is 200,000,000 common shares with a par value of $0.001, of which 22,750,000 fully paid and non assessable common shares will be allotted immediately and will be issued at a later date.

(c)  The  directors  and  officers  of  the  Parent  Company  are  as  follows:

Name                         Position  Held
----                         --------------
Peter  Khean                 Director,  President,  Secretary  &  Treasurer


(d) The corporate records are accurate, complete and up to date in all material respects;

(e)  The  Parent  Company  has  not  commenced  business  of  any  sort;

(f) The Parent company has passed a corporate resolution approving me above share transfer and this Agreement, a copy of which is attached under Schedule D.

4.         CONSIDERATION  TO  BE  RECEIVED BY THE SHAREHOLDERS OF THE SUBSIDIARY
           COMPANY

(a) As full and complete consideration for the absolute sale and transfer of the Purchased Shares by the Shareholders to the Parent Company, the Parent Company hereby agrees to allot immediately from its capital stock, 22,750,000 fully paid and non assessable common shares, such allotted shares to be issued to the Shareholders no later than December 31, 2002. The allotted shares will be issued to the Shareholders in the same names unless instructed otherwise by the Shareholders concerned, and in the same proportion as detailed out in Schedule A;

(b)  No  fractional  certificates  will  be  issued;

(c) The Parent Company covenants that for so long as the allotted shares remain allotted and unissued, it shall not alter any of the rights or restrictions attached to such shares, except for the purposes of subdivision, redivision or consolidation;

(d) Nothing in this section shall be construed as preventing the Parent Company from increasing its authorized capital.

5.   MISCELLANEOUS

(a) There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as expressed or referred to herein in writing.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada of the United States.

(c) Should any provision or provisions or conditions of this Agreement be void or not enforceable, it or they shall be considered separate and several from this Agreement and its remaining provisions and conditions shall remain in force and be binding upon the parties hereto as though the said provision or provisions or conditions had never been included.

(d) The Schedules attached to this agreement are incorporated by reference as fully as though contained in the body thereof. Wherever any term or condition, expressed or implied, of such Schedules conflicts or is at variance with any term or condition of this Agreement, such term or condition of this Agreement shall prevail.

(e) This Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or such other writing as the case may be, taken together will be deemed to be one and the same instrument. The execution of this Agreement or any other writing hereto will not become effective until all counterparts hereof have been executed by all the parties hereto.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first set forth above notwithstanding the actual date of execution.

CHANGZHOU  BROADWAY  BUSINESS  Development  CO.  LTD

Authorized  Signature

/s/  Jiaping  Jiang


MAGNUM  INDUSTRIES  INC.
/s/ Peter Khean

                                                                      Schedule A

(i)     Shareholder's  List: Changzhou Broadway Business Development Corporation




No   Name of Shareholder                       Address              Share holding  Date issued

                                    28,Building ,Imperial
  1    Jiaping Jang                 Garden,Changzhou,Jiangsu,China        3750000    3/15/2000


                                    201,Unit B Building 7,Dongheng
                                    Street,
  2     Lu Jiang                    Changzhou,Jiangsu,China               2375000    3/15/2000


                                    Xiheng Street No.10 Changzhou
  3     Weiping Jiang               city,Jiangsu,China                     125000    3/15/2000


                                    203,Unit A,Building 1,Dongheng
                                    Street,Changzhou,
  4     Fengguan Pan                Jiangsu,China                         2137500    3/15/2000


                                    29,Building 124,Huagong Zhongcun
                                    Xuanwu
  5     Liping Jiang                District,Nanjing,Jiangsu,China          12500    3/15/2000


                                    29,Building 124,Huagong Zhongcun
                                    Xuanwu
  6     Yanfen Guo                  District,Nanjing,Jiangsu,China          12500    3/15/2000


                                    29,Building 124,Huagong Zhongcun
                                    Xuanwu
  7     Yuchao Jiang                District,Nanjing,Jiangsu,China          12500    3/15/2000


                                    203,Unit A,Building 1,Dongheng
                                    Street,Changzhou,
  8     Yiping Jiang                Jiangsu,China                           12500    3/15/2000


                                    Finance Department of Jiangdong
                                    University,Changzhou,
  9    Jianping Xie                 Jiangsu,China                           12500    3/15/2000




                                       A1



No   Name of Shareholder                       Address              Share holding  Date issued


                                   201,Unit B Building 7,Dongheng
                                   Street,Changzhou,
 10    Yi Xie                      Jiangsu,China                           12500    3/15/2000

                                   201,Unit A Building 99,Qingtan
                                   Xincun,Changzhou,                       12500    3/15/2000
 11     Liqun Bu                   Jiangsu,China

                                   301,Unit A Building 5,Mudan
                                   Apartment Changzhou ,
 12     Xinyi Jiang                Jiangsu,China                           13775    3/15/2000

                                   Room 101,96,Building ,Imperial
                                   Garden,Changzhou,
 13    Zhida Yao                   Jiangsu,China                             500    3/15/2000

                                   Room 101,96,Building ,Imperial
                                   Garden,Changzhou,
 14     Yafen Chen                 Jiangsu,China                             500    3/15/2000

                                   15-1,Lame114,East Yanling                 500    3/15/2000
                                   Road,Changzhou,
 15     Ling Yao                   Jiangsu,China

                                   15-1,Lame114,East Yanling
                                   Road,Changzhou,                          1000    3/15/2000
 16     Yahui Chen                 Jiangsu,China

                                   201,Unit A Building 99,Qingtan
                                   Xincun,Changzhou,
 17    Yaping Chen                 Jiangsu,China                             500    3/15/2000

                                   28,Building ,Imperial
                                   Garden,Changzhou,
 18     Dongxing Ji                Jiangsu,China                             500    3/15/2000

                                   301,Unit A Building 5,Mudan
                                   Apartment Changzhou,
 19     Yongtiao Hua               Jiangsu,China                             120    3/15/2000

                                   22,North Huaide
 20    Hongsheng Li                Road,Changzhou,Jiangsu,China              110    3/15/2000

                                   20,North Huaide
 21     Jianming Li                Road,Changzhou,Jiangsu,China              110    3/15/2000

                                   20,North Huaide
 22     Jingjuan Wang              Road,Changzhou,Jiangsu,China              110    3/15/2000

                                       A2




No   Name of Shareholder                      Address              Share holding  Date issued


                                   58,Building Imperial Garden,
                                   Changzhou,Jiangsu, China
 23    Jing Guo                                                           250000    3/15/2000

                                   102,Unit E Building 4,Qingtan
 24    Jingxian Ding               Xincun,Changzhou,Jiangsu,China            120    3/15/2000

                                   102,Unit E Building 4,Qingtan
 25    Mei Liu                     Xincun,Changzhou,Jiangsu,China            110    3/15/2000

                                   20,North Huaide
 26     Liyuan Guo                 Road,Changzhou,Jiangsu,China              110    3/15/2000

                                   102, Unit B,Building 124,Xixinqiao
                                   Ercun
 27    Jingmin Ye                  Changzhou,Jiangsu,China                 50000    3/15/2000

                                   401, Unit C,Building 158,Qingtan
 28    Aoda Ye                     Xincun,Changzhou,Jiangsu,China            110    3/15/2000

                                   102, Unit B,Building 124,Xixinqiao
                                   Ercun
 29     Qin Pan                    Changzhou,Jiangsu,China                   110    3/15/2000

                                   102, Unit A,Building 22,Xixinqiao
                                   Ercun
 30     Qimin Ye                   Changzhou,Jiangsu,China                   110    3/15/2000

                                   401, Unit C,Building 158,Qingtan
 31     Qian Wang                  Xincun,Changzhou,Jiangsu,China            110    3/15/2000

                                   58,Building ,Imperial
 32    Bixia Pan.                  Garden,Changzhou,Jiangsu,China            115    3/15/2000

                                   22,North Huaide
 33     Yong Ding                  Road,Changzhou,Jiangsu,China              110    3/15/2000

                                   102,Unit E Building 4,Qingtan
 34      Meihua Fang               Xincun,Changzhou,Jiangsu,China            120    3/15/2000

                                   9F,No.354,Nan Hsian Rd.Lu
                                   Chu,Taoyuan
 35    Han Tse,Shih                City,Taiwan R.OC                          120    3/15/2000

                                   98-1,No 8,Cao Cenzi Laen,Xicheng
 36     Sheng Wu.                  District(100034),Beijing, China           105    3/15/2000

                                   Room 502,No 1,Loan 180,Yuqing
 37     Shanshan Ni                Rd.(200030),Shanghai,China                110    3/15/2000

                                   Room 502,No1,Loan 180,Yuqing
 38     Huilin Mao                 Rd.(200030),Shanghai,China                105    3/15/2000

                                   Room 1509,No 6,Loan 30,Nujing
 39     Wenpei Zheng               Rd.(200062),Shanghai,China                110    3/15/2000

                                   Room 701,No 25,Loan 235,Beishi
 40     Zhixin Wang                Rd.(200333),Shanghai,China                105    3/15/2000

                                   Room 701,No25,Loan 235,Beishi
 41     Jilin Mao                  Rd.(200333),Shanghai China                110    3/15/2000

                                   Room 401,No33,the 2nd Changfeng
 42     Li Yu                      Village(200062),Shanghai,China            105    3/15/2000

                                   Room 401,No33,the2nd Changfeng
 43     Xialin  Mao                Village(200062),Shanghai,China            100    3/15/2000

                                   3F,No3,Lane18,Gaoan
 44     Guoqin Zhang.              Rd.(200030),Shanghai,China                120    3/15/2000

                                   Room 602,No2588,Xietu
 45     Zuozhou Wang.              Rd.,Shanghai,China                        110    3/15/2000

                                   Room 302,No21,Lane111,Qinzhou
                                   Nan
 46     Huiping Song               Rd.,Shanghai,China                        125    3/15/2000

                                       A3




No   Name of Shareholder                      Address              Share holding  Date issued


                                    Room705,No5,Lane179,Tianping
 47    Jiachen Gu                   Rd.(200030),Shanghai,China               105    3/15/2000

                                    Room 604,No50,Lane50,Jianchuan
 48     Huiping Qiao                Rd.,Shanghai,China                       105    3/15/2000

                                    Room207,No52,Kangjian
                                    Rd.,Shanghai,China
 49     Chen Cao                                                             100    3/15/2000

                                    Room104,No59,Lane100,Jianchuan
 50     Wenye Wang                  Rd,Shanghai,China                        100    3/15/2000

                                    No86,Xinqiao Village,Hongqiao
 51     Hong Wang                   County,Shanghai,China                    105    3/15/2000

                                    Room602,Lane2455,Xietu
 52     Binda Wang                  Rd.,Shanghai,China                       120    3/15/2000

                                    Room1809,No5,Lane179,Tianpin
 53     Qingyu Meng                 Rd.(200030),Shanghai,China               110    3/15/2000

                                    3F,No37,Lane170,the Lst Dunhua
 54     Shu cheng                   Nan Rd.,Taipei,Taiwan,R.O.C              110    3/15/2000

                                    4F,No12,Lane10,Aiiey483,Zhonggang
                                    Rd.,Xinzhuang
 55     Songyao Xiong               City,Taipei,Taiwan,R.O.C                 100    3/15/2000

                                    5F,No1,Lane229,Dexing Dong
 56     Meizhi Wang                 Rd.,Taipei,Taiwan,R.O.C                  130    3/15/2000

                                    4F,No5,Lane46,Shidong
 57     Qiaowen Li                  Rd.,Taipei,Taiwan,R.O.C                  105    3/15/2000

                                    7F,No150,the 3rd Xinyi
 58     Guimei Liu.                 Rd.,Taipei,Taiwan,R.O.C                  105    3/15/2000

                                    5F,No12,the 8th Hongchang
 59     Yihui Zhou.                 Rd.,Taoyuan,Taiwan,R.O.C                 130    3/15/2000

                                    8F,No124,the 8th Hongchang
 60    Jiali Yu                     Rd.,Taoyuan,Taiwan,R.O.C                 100    3/15/2000

                                    Room 201,Lane93,Nantang Bang
 61     Qi Jiang.                   Rd.,Shanghai,China                       100    3/15/2000

                                    Room602,No.13Building,Lane179
                                    ,Changningzhi
 62    Ying Yang.                   Road,200000,Shanghai,China               105    3/15/2000

                                    Giant Company,No.988,Dongsanliqiao
                                    Road,Pudong
 63     Weijia Lu                   New Area,200125,Shanghai,China           100    3/15/2000

                                    No.120,Rong Jiang Road,Songjiang
                                    Export Processing
 64     Yixi Mei                    Zone,201613,Shanghai,China               105    3/15/2000

                                    Southeast
                                    University,#0301,210096,Nanjing,
 65    Xudong Jin                   China                                    110    3/15/2000

                                    Room602,No.13Building,Lane179,
                                    Changningzhi
 66    Yunfang Chen                 Road,200000,Shanghai,China               100    3/15/2000

                                    Room303,No.6Building,Lane8,Shiziwan
 67     Shan Lan                    Road,200030,Shanghai,China               120    3/15/2000

                                    East China Normal
                                    University,#9932,200062,Shanghai,
 68     Ning He                     China                                    105    3/15/2000

                                    Fudan
                                    University,#0118,200433,Shanghai,
                                    China
 69    Sheng Yang                                                            110    3/15/2000

                                    Taitaile's Marketing
                                    department,No969,Caoan
                                    Road,no13Bridge,Nanxinghua
 70     Lingyan Zhou                Road,201812,Shanghai,China               110    3/15/2000

                                    Suzhou
                                    University,#27,215006,Suzhou,China
 71     Ming Xu                                                              105    3/15/2000

                                    Room601,No4
                                    Building,Lane447,Dongbaoxing
 72     Haizhen Jiang               Road,200081,Shanghai,China               130    3/15/2000

                                    Room601,No4
                                    Building,Lane447,Dongbaoxing
 73     Ranfei Chen                 Road,200081,Shanghai,China               110    3/15/2000

                                    No58,Lane57,Shanyin
 74    Ouyang Zhi                   Road,200081,Shanghai,China               110    3/15/2000

                                    No62,Lane57,Shanyin
 75     Yuzhu Gu                    Road,200081,Shanghai,China               100    3/15/2000

                                    Room201,No22,Shuangliao
                                    Yicun,Liaoyuandong
 76    Hui Wang                     Road,200093,Shanghai,China               100    3/15/2000

                                    No7,Lane69,Baochang
 77     Ying Xu                     Road,200000,Shanghai,China               105    3/15/2000

                                       A4




No   Name of Shareholder                      Address              Share holding  Date issued

                                     Room206,No91,Guangqi
 78    Jiayun Xu                     Road,200010,Shanghai,China              130    3/15/2000

                                     Room12,No.21Building,Lane378,
                                     Ouyang
 79    Peishen Jiang                 Road,200081,Shanghai,China              110    3/15/2000

                                     No.105,Building 35,Tongji
 80     Hua Mei                      Xincun,200000,Shanghai,China            110    3/15/2000

                                     Room601,No16,Lane649,Tongxin
 81     Jianyuan Zhao.               Road,200083,Shanghai,China              100    3/15/2000

                                     Room603,No22Building,Shuangliao
 82    Zheng Yang                    Xincun,200093,Shanghai,China            105    3/15/2000

                                     Room501,No166,Tonghe
 83     Jialei Xiong                 Yicun,200000,Shanghai,China             110    3/15/2000

                                     Room301,No30,Lane770,Cangyuan
                                     Road,Minhang
 84     Jian Zhao                    District,Shanghai,China                 130    3/15/2000

                                     No58,Lane57,Shanyin
 85     Jianlei Chen                 Road,200081,Shanghai,China              105    3/15/2000

                                     Room302,No24,Lane80,Xietu
 86    Lei Jin                       Road,Shanghai,China                     110    3/15/2000

                                     Room1403,No2,Lane118,Xietu
 87     Kaichen Jin                  Road,Shanghai,China                     120    3/15/2000

                                     9F,No.354,Nan Hsian Rd.Lu
                                     Chu,Taoyuan
 88    Hsin I,Wu                     City,Taiwan R.O.C                        110    3/15/2000

                                     5F,No.11,Alley7,Lane205,Sec.4,Chung
                                     Hsiao
 89    Yi Tsun,Cheng                 E.Rd,Taipei,Taiwan R.O.C                 120    3/15/2000

                                     5F,No.11,Alley7,Lane205,Sec.4,
                                     Chung Hsiao
 90    Hui Ming,Cheng                E.Rd,Taipei,Taiwan R.O.C                 115    3/15/2000

                                     The Fifth Floor,Tianan Industrial
                                     Village,Changzhou
 91    Broadway Group                New District                         2625000     4/2/2001

                                     58, Building,Imperial
 92    Li Weimin                     Garden,Changzhou,Jiangsu,China       2450000     4/2/2001

                                     201,Unit A Building 99, Qingtan
                                     Xincun, Changzhou,
 93    Chen Yafang                   Jiangsu, China                       2450000     4/2/2001

                                     Room 101, 96, Building,Imperial
 94    Jiang Fang                    Garden,Changzhou,Jiangsu,China       2125000     4/2/2001

                                     15-1, Lane 114, East Yanling
 95    Yan Aihua                     Road,Changzhou,Jiangsu,China         2050000     4/2/2001

                                     22, North Huaide Road,Changzhou,
                                     Jiangsu,China
 96     Meixiu Xu                                                         2250000     4/2/2001
                                                                          ---------
     Total                                                               22750000

                                       A5

                                                                      Schedule B

96 shareholders of Changzhou Broadway Business Development Co. Ltd approving the transfer of their shares to Magnum Industries Inc. in the following standard letter:

Example:


                                LETTER OF CONSENT
This is certify that I Jiaping Jiang, am a shareholder of Changzhou Broadway Business Development Co. Ltd, (the Company) and I have 3,750,000 common shares of the Company.

I hereby give my consent to the Broad of Directors of the Company to cancel all my shares, and issue the same number of common shares of MAGNUM INDUSTRIES INC. that will be the parent company of Changzhou Broadway Business development Co. Ltd.

Dated  this  30th  day  of  July,  2001

/s/  Jiaping  Jiang
Authorized  signature


NOTE: ALL 96 SHAREHOLDERS CONSENTED IN WRITING TO CANCEL THEIR SHAREHOLDINGS IN CHANGZHOU BROADWAY BUSINESS DEVELOPMENT CORPORATION IN EXCHANGE FOR THE SAME NUMBER OF SHARES OF MAGNUM INDUSTRIES INC.


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                                                                     SCHEDULE  C

CORPORATE RESOLUTION OF CHANGZHOU BROADWAY BUSINESS DEVELOPMENT CO. LTD APPROVING THE TRANSFER OF ALL ITS ISSUED COMMON SHARES TO MAGNUM INDUSTRIES INC.

                 CHANGZHOU BROADWAY BUSINESS DEVELOPMENT CO. LTD
________________________________________________________________________________
Pursuant to the provisions of the by- laws of the Company, the following resolutions are passed as resolutions of the sole director, duly consented to in writing.

BE  IT  RESOLVED:

1.   The  Share  Exchange  Agreement  dated  August  2,  2001 signed between the
     Company  and  Magnum  Industries  Inc.  is  hereby  approved.

2. Attached to this resolution are the approvals of all the shareholders in support of the above share exchange arrangement made by the Company.

Dated:  this  2nd  day  of  August,  2001.

/s/  Jiaping  Jiang
Director


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                                                                    SCHEDULE   D



CORPORATE RESOLUTION OF MAGNUM INDUSTRIES INC. APPROVING THE EXCHANGE OF SHARES AND APPROVING THE AGREEMENT SIGNED BETWEEN MAGNUM INDUSTRIES INC. AND CHANGZHOU BROADWAY BUSINESS DEVELOPMENT CO. LTD, DATED AUGUST 2, 2001

                             MAGNUM INDUSTRIES INC.
     ______________________________________________________________________
Pursuant to the provisions of the Articles and By - Laws of the Company, the following resolutions are passed as resolutions of the sole director, duly consented to in writing.
BE  IT  RESOLVED  THAT:

1. The Consultation Agreement signed between the Company and McLaren Consultations Ltd, dated July 31, 2001, is hereby ratified. In accordance with the agreement, 625,000 common shares of the Company are hereby allotted and will be issued at a later date.

2. The Share Exchange Agreement signed between the Company and Changzhou Broadway Business Development Co. Ltd, dated August 2, 2001, is hereby ratified. In accordance with the terms of the agreement, 22,750,000 common shares of the Company are hereby allotted and will be issued at a later date.

3. The Finder's Fee and Marketing Agreement signed between the Company and En Marine International Group Inc., dated August 2, 2001, is hereby ratified. In accordance with the terms of the agreement, 1,625,000 common shares of the Company are hereby allotted and will be issued at a later date.

Dated  this  2nd  day  of  August,  2001



/s/  Peter  Khean
Director

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